                                                                                     SEND APPLICATION AND CHECK TO:
[LOGO] Metlife Investors(R)                                               First MetLife Investors Insurance Company
Home Office Address (no correspondence)                   INDIVIDUAL          Policy Service Office: P.O. Box 10366
200 Park Avenue . New York, NY 10166                   VARIABLE ANNUITY                 Des Moines, Iowa 50306-0366
[First MetLife Investors Variable Annuity Class L]       APPLICATION            FOR ASSISTANCE CALL: THE SALES DESK

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ACCOUNT INFORMATION
-------------------------------------------------------------------------------------------------------------------

1. ANNUITANT
-------------------------------------------------------------------------------------------------------------------
             [John        J.      Doe]              Social
-------------------------------------------------   Security Number [123 -- 45 -- 6789]
Name        (First)   (Middle)   (Last)                             ----    --    -----

                                                    Sex [[X]] M   [ ] F    Date of Birth [4/12/58]
                                                                                         -- -- ---

[123 Main    Street    Anytown      IL     60001]
-------------------------------------------------
Address     (Street)   (City)    (State)   (Zip)    Phone [(708) 123-4567]
                                                            ---  ----------------------------
-------------------------------------------------------------------------------------------------------------------

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
-------------------------------------------------------------------------------------------------------------------
Correspondence is sent to the Owner.

                                                    Social
                                                    Security/Tax ID Number           --           --
-------------------------------------------------                          ---------    ---------    -------
Name        (First)   (Middle)   (Last)

                                                    Sex [ ] M   [ ] F    Date of Birth/Trust     /    /
                                                                                             ---- ---- ----

-------------------------------------------------
Address     (Street)   (City)    (State)   (Zip)    Phone (   )
                                                           ---     ------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

3. JOINT OWNER
-------------------------------------------------------------------------------------------------------------------
                                                    Social
                                                    Security Number           --           --
-------------------------------------------------                   ---------    ---------    -------
Name        (First)   (Middle)   (Last)

                                                    Sex [ ] M   [ ] F    Date of Birth     /    /
                                                                                       ---- ---- ----

-------------------------------------------------
Address     (Street)   (City)    (State)   (Zip)    Phone (   )
                                                           ---     ------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

4. BENEFICIARY
-------------------------------------------------------------------------------------------------------------------

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL
REQUESTS SECTION, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL
BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J. Doe,     123 Main Street, Anytown, IL,       Wife,          234 - 56 - 7890      100%]
-----------------------------------------------------------------------------------------------
Primary Name                  Address             Relationship   Social Security Number       %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Primary Name                  Address             Relationship   Social Security Number       %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name               Address             Relationship   Social Security Number       %

                                                                         -    -
-----------------------------------------------------------------------------------------------
Contingent Name               Address             Relationship   Social Security Number       %
-------------------------------------------------------------------------------------------------------------------

5. PLAN TYPE
-------------------------------------------------------------------------------------------------------------------
[[X]] NON-QUALIFIED

QUALIFIED

[ ] 401
[ ] 403(B) TSA ROLLOVER*

408 IRA* (check one of the options listed below)

Traditional IRA                       SEP IRA                                Roth IRA
---------------                       -------                                --------
[ ] Transfer                          [ ] Transfer                           [ ] Transfer
[ ] Rollover                          [ ] Rollover                           [ ] Rollover
[ ] Contribution - Year               [ ] Contribution - Year                [ ] Contribution - Year
                       ------------                           ------------                           -------------

*THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.
-------------------------------------------------------------------------------------------------------------------

6. PURCHASE PAYMENT
-------------------------------------------------------------------------------------------------------------------

Funding Source of Purchase Payment
----------------------------------
[ ] 1035 Exchange   [ ] Check   [ ] Wire

Initial Purchase

Payment                     $[10,000]
        ---------------------------------------------
        Make Check Payable to Frist MetLife Investors

(Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

Minimum Initial Purchase Payment:
   $10,000 (Non-Qualified and Qualified)
-------------------------------------------------------------------------------------------------------------------

4477 (1/06)                                                                                                APPVALNY
                                                                                                           606

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RIDER
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7. BENEFIT RIDERS (subject to age restrictions)
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These riders may only be chosen at time of application. Please note, there are additional charges for the optional riders. ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1) [ Living Benefit Riders (Optional. Only ONE of the following Riders may be elected.)
     [ ] Guaranteed Minimum Income Benefit Rider (GMIB)
     [ ] Guaranteed Withdrawal Benefit Rider (GWB)
     [ ] Single Life - Lifetime Withdrawal Guarantee
     [ ] Joint Life - Lifetime Withdrawal Guarantee
     [ ] Guaranteed Minimum Accumulation Benefit Rider (GMAB)

The GMIB has limited usefulness in connection with tax-qualified contracts, such as IRAs, because if the GMIB is not exercised on or before the date required minimum distributions must begin under a qualified plan, the certificate owner or beneficiary might be unable to exercise the GMIB benefit under the rider due to the restrictions imposed by the minimum distribution requirements. If you plan to exercise the GMIB after your required minimum distribution beginning date under an IRA, you should consider whether the GMIB is appropriate for your circumstances. You should consult your tax advisor.

For IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the Annual Benefit Payment and may therefore adversely impact your guarantee under the Guaranteed Withdrawal Benefit optional benefit.

2)   Death Benefit Riders
     [ ]  Principal Protection (no additional charge)
     [ ]  Annual Step-Up ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------

8. SPECIAL REQUESTS
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9. REPLACEMENTS
--------------------------------------------------------------------------------
Does the applicant have any existing life insurance policies or annuity
contracts?                                                       [ ] Yes [[X]]No

Is this annuity being purchased to replace any existing life insurance or
annuity policy (ies)?                                            [ ] Yes [[X]]No

If "Yes", applicable disclosure and replacement forms must be attached.
--------------------------------------------------------------------------------

10. ACKNOWLEDGEMENT AND AUTHORIZATION
--------------------------------------------------------------------------------
I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of [First MetLife Investors Variable Annuity Account One.] PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             [ John J. Doe, Owner ]
     ----------------------------------------------------------------------
           (Owner Signature & Title, Annuitant unless otherwise noted)


     ----------------------------------------------------------------------
                         (Joint Owner Signature & Title)


     ----------------------------------------------------------------------
                  (Signature of Annuitant if other than Owner)

Signed at                      [Anytown,                       IL]
          ----------------------------------------------------------------------
                                 (City)                      (State)

Date [November 11, 2000]
     -------------------

11. AGENT'S REPORT
--------------------------------------------------------------------------------
Is this annuity being purchased to replace any existing life insurance or
annuity policy(ies)?                                             [ ] Yes [[X]]No


                                 [Richard Roe]
     ----------------------------------------------------------------------
                               Agent's Signature

                                [(312) 456-7890]
     ----------------------------------------------------------------------
                                     Phone

                               [Richard Roe, #723]
     ----------------------------------------------------------------------
                             Agent's Name and Number

                      [456 Main Street, Anytown, IL 60001]
     ----------------------------------------------------------------------
                            Name and Address of Firm

                                     [#723]
     ----------------------------------------------------------------------
                             State License ID Number

                                   [1234567]
     ----------------------------------------------------------------------
                              Client Account Number

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.

Option A                                 Option B
         ----------------------------             ----------------------------
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4477 (1/06)                                                             APPVALNY
                                                                        606